UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	1-8033 (Commission File Number)	75-6280532 (I.R.S. Employer Identification No.)

Trust Division Royalty Trust Group Bank of America, N.A. 901 Main Street, 17th Floor Dallas, Texas (Address of principal executive offices)		75202 (Zip Code)

Registrant’s Telephone Number, including area code: (214) 209-2400

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits

     c. Exhibits

99.1     Press Release dated December 19, 2003.

Item 12. Results Of Operations And Financial Condition.

     On December 19, 2003, the Registrant issued a press release announcing its monthly cash distribution to unitholders of record on December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST

	By:	BANK OF AMERICA, N.A., TRUSTEE FOR PERMIAN BASIN ROYALTY TRUST

	By:	/s/ Ron E. Hooper

Ron E. Hooper Senior Vice President, Royalty Management
Date: December 22, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 19, 2003.